Exhibit 10.1

CHEMUNG CANAL TRUST COMPANY

DEFINED CONTRIBUTION

SUPPLEMENTAL EXECTUIVE RETIREMENT PLAN

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Amendment Number One

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The Chemung Canal Trust Company Defined Contribution Supplemental Executive Retirement Plan, effective as of December 1, 2012 (the “SERP”) is hereby amended in accordance with the following, effective as of the date set forth below:

1.	Section 9.03 of the Plan shall be deleted in its entirety.

2.	In all other respects, the SERP shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment Number One has been executed by the duly authorized officers of Chemung Canal Trust Company, as of date set forth below.

CHEMUNG CANAL TRUST COMPANY

November 16, 2022	/s/Anders M. Tomson
Date	Authorized Officer